                             EXHIBIT 99.1

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER

       Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange
Commission of the Quarterly Report of PFGI Capital Corporation ("PFGI
Capital") on Form 10-Q for the period ending June 30, 2002 (the
"Report"), I, Christopher J. Carey, President of PFGI Capital, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or
    15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of
    operations of PFGI Capital.

/s/ Christopher J. Carey
------------------------
Christopher J. Carey
President

August 14, 2002